Exhibit 10.2

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of January 5, 2012, by and among Mindspeed Technologies, Inc., a Delaware corporation (“Parent”), picoChip Inc., a Delaware corporation (the “Company”), and the stockholders of the Company named on the signature pages hereto (collectively, “Stockholders” and each, a “Stockholder”).

RECITALS

A. Concurrently with the execution of this Agreement, Parent, Platinum Acquisition (UK) Limited, a private company limited by shares registered in England and Wales and a wholly-owned subsidiary of Parent (“UK Acquiror”), Platinum Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of UK Acquiror (“Sub”), the Company and certain other parties have entered into an Agreement and Plan of Merger, dated as of January 5, 2012 (as may be modified or amended from time to time, the “Merger Agreement”), which provides for the merger of Sub with and into the Company (the “Merger”).

B. Pursuant to the Merger, all of the issued and outstanding shares of Company Capital Stock (as defined in the Merger Agreement) shall be converted into the right to receive the consideration set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement.

C. Each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of outstanding shares of Company Capital Stock and other securities convertible into, or exercisable or exchangeable for, shares of Company Capital Stock, if any, all as set forth on the signature page of this Agreement for such Stockholder.

D. In order to induce Parent to enter into the Merger Agreement, each Stockholder desires to restrict the transfer or disposition of any of his, her or its Shares (as defined below), or any other shares of Company Capital Stock over which such Stockholder has voting power, and desires to vote his, her or its Shares and any other such shares of Company Capital Stock over which such Stockholder has voting power so as to facilitate the consummation of the Merger. The execution and delivery of this Agreement and of the attached form of proxy is a material condition to Parent’s willingness to enter into the Merger Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Certain Definitions. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

(a) A Person shall be deemed to “Beneficially Own” a security if such Person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security.

(b) “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article IX thereof and (ii) the Effective Time.

(c) “Intel Stockholders” shall mean each of Intel Corporation, Intel Capital Corporation, Intel Capital (Cayman) Corporation and Middlefield Ventures, Inc.

(d) “Shares” shall mean, with respect to each Stockholder: (i) all equity securities of the Company (including all shares of Company Capital Stock and any rights to acquire shares of Company Capital Stock) Beneficially Owned by such Stockholder as of the date of this Agreement; and (ii) all additional equity securities of the Company (including all additional shares of Company Capital Stock and any other rights to acquire shares of Company Capital Stock) of which such Stockholder acquires Beneficial Ownership during the period from the date of this Agreement through the Expiration Date or other valid termination of this Agreement by such Stockholder pursuant to Section 13 hereof.

(e) A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

2. No Transfer of Shares to be Bound by this Agreement. Each Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date or other valid termination of this Agreement by such Stockholder pursuant to Section 13 hereof, such Stockholder shall not Transfer, or cause or permit any Transfer, of any of his, her or its Shares bound by this Agreement. Notwithstanding the foregoing, the Stockholder may (a) if the Stockholder is a private equity or venture capital fund, distribute Shares to its partners, members, equity holders or affiliated entities, if and only if all of the Shares held by such private equity or venture capital fund are distributed, (b) if the Stockholder is an individual, Transfer Shares to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family for estate planning purposes, (c) Transfer Shares upon the death of Stockholder to such Stockholder’s heirs by will, trust or intestacy, (d) if the Stockholder is a corporate entity, Transfer Shares to any parent entity or subsidiary of the Stockholder, and (e) Transfer Shares as Parent may otherwise agree in writing in its sole and absolute discretion, provided, further, that any such Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement.

3. Transfer of Voting Rights. Each Stockholder agrees that, during the period from the date of this Agreement through the Expiration Date or other valid termination of this Agreement by such Stockholder pursuant to Section 13 hereof, such Stockholder shall not deposit (or permit the deposit of) any of his, her or its Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of such Stockholder under this Agreement with respect to any of his, her or its Shares.

4. Agreement to Vote Shares. Until the Expiration Date or other valid termination of this Agreement by such Stockholder pursuant to Section 13 hereof, at every meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, each Stockholder shall vote, to the extent not voted by the Person(s) appointed under the Proxy (as defined below), his, her or its Shares or cause his, her or its Shares to be voted:

(a) in favor of the adoption of the Merger Agreement and approval of the Merger and each of the other actions expressly contemplated by the Merger Agreement, which approval shall constitute the adoption and approval of (i) the escrow and indemnification obligations of the stockholders of the Company set forth in Article VIII of the Merger Agreement and the deposit of the Escrow Amount into the Escrow Fund, (ii) the deposit of the Stockholder Representative Escrow Amount into an account designated in writing by the Stockholder Representative and (iii) the appointment of Shareholder Representative Services LLC as Stockholder Representative under, and as defined in, the Merger Agreement, provided that the Board of Directors of the Company has approved the Merger;

(b) against any proposal made in opposition to, or in competition with, consummation of the Merger and the Merger Agreement;

(c) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement): (i) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party, (ii) any sale, lease or transfer of any significant part of the assets of the Company, (iii) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company, or (iv) any material change in the capitalization of the Company or the Company’s corporate structure (other than in connection with the Approved Debt Financing (as defined below) or (v) any other action that is intended, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement; and

(d) in favor of waiving any notice that may have been or may be required as a result of or relating to the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement.

Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict Stockholder from (i) acting in Stockholder’s capacity as a director of the Company, (ii) voting in Stockholder’s sole discretion on any matter other than matters referred to in Section 4(a) through (d) hereof (including, without limitation, any proposal to amend, modify or waive any provisions of the Merger Agreement or any other document relating to the Merger), (iii) taking any action (including, without limitation, granting any approval as a stockholder of the Company) with respect to the approval of a debt financing in principal amount of not greater than $5,000,000 to occur after the date of this Agreement (including, without limitation, a convertible debt financing in which the debt instruments issued therein are convertible into shares of the Company’s capital stock, and the conversion of such debt instruments into shares of the Company’s capital stock pursuant to the terms thereof) provided that such debt financing does not and would not result in the breach of any representation, warrant, covenant or agreement of the Company or UK Subsidiary set forth in the Merger Agreement (such financing referenced in this clause (iii), the “Approved Debt Financing”); or (iv) taking any action in any other capacity other than as a Stockholder, including without limitation as a party to any agreement with the Company or Parent.

Prior to the Expiration Date or other valid termination of this Agreement by such Stockholder pursuant to Section 13 hereof, each Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with this Section 4.

5. Non-Solicitation Agreement. Each Stockholder other than the Intel Stockholders covenants and agrees, prior to the Expiration Date or other valid termination of this Agreement by such Stockholder pursuant to Section 13 hereof, not to, directly or indirectly, (a) solicit or encourage submission of any Acquisition Proposal by any Person (other than Parent and its affiliates, agents, and representatives) or (b) participate in any discussions or negotiations with, or disclose any information concerning the Company or any of the Company Subsidiaries to, or afford access to the properties, books, or records of the Company or any of the Company Subsidiaries, or otherwise assist or facilitate, or enter into any Contract with, any Person (other than Parent and its affiliates, agents, and representatives) in connection with any Acquisition Proposal with respect to the Company, UK Subsidiary, or any of the Additional Subsidiaries. The provisions of this Section 5 shall not apply to the Intel Stockholders, provided that each of the Intel Stockholders shall procure that Abdul Guefor (being the Intel Capital investment manager dealing with the Company) shall individually comply with such covenants. The parties hereto agree that irreparable damage would occur in the event that the provisions of this Section 5 were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed by the parties hereto that Parent shall be entitled to an immediate injunction or injunctions, without the necessity of proving the inadequacy of money damages as a remedy and without the necessity of posting any bond or other security, to prevent breaches of the provisions of this Section 5 and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which Parent may be entitled at law or in equity.

6. Confidentiality. Each Stockholder (other than the Intel Stockholders) shall hold any and all information (a) regarding this Agreement, the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement, including, but not limited to, information in connection with indemnification claims, Earnout Payments and the Escrow Funds under the Merger Agreement, and (b) related to business or financial affairs of Parent or its subsidiaries that such Stockholder has been or shall become privy to by reason of this Agreement, the Merger, the Merger Agreement, and the transactions contemplated by the Merger Agreement, in either case with respect to clause (a) or (b) whether furnished to such Stockholder directly or indirectly, and whether furnished prior to or following the Expiration Date, by Parent, Company or Shareholder Representative Services LLC in its capacity as Stockholder Representative (the “Stockholder Representative”) to the Stockholder in connection with the Merger Agreement, in strict confidence and shall not divulge any such information to any third person other than (i) its professional advisers, or (ii) its employees, officers or directors of such Stockholder, who are bound by confidentiality restrictions and have a reasonable need to know such information.

The disclosure and exchange of Confidential Information (as defined in the CNDA) between Parent and the Intel Stockholders, directly or through the Stockholder Representative, shall be governed solely by the terms of the Corporate Non-Disclosure Agreement No. 65176433 dated 30 August 2010 (the “CNDA”) executed between Parent and Intel Corporation.

Neither the Stockholders nor any of their respective affiliates (other than the Company, whose actions shall be governed by the Merger Agreement and the Nondisclosure Agreement effective as of September 14, 2011 between the Company and Parent) shall issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Merger, the Merger Agreement or the other transactions contemplated hereby or thereby without the prior written consent of the Parent, except as may be required by applicable law or by any listing agreement with, or the policies of, the New York Stock Exchange and/or NASDAQ Global Market in which circumstance such announcing party shall make reasonable efforts to consult with the Parent to the extent practicable, and except that each Stockholder shall have the right, at any time following the public announcement of the completion of the Merger by press release by the Company and Parent, to promote, via press release or other public or industry marketing and advertising channels, the news of its prior investment in the Company and the completion of the Merger.

The foregoing provisions shall not preclude communications or disclosures regarding the performance of a Stockholder’s investments in the Company to either (i) employees, officers, directors or advisors of such Stockholder (or, in the case of the Intel Stockholders, of any wholly owned, direct or indirect subsidiary of Intel Corporation) in each case subject to customary confidentiality obligations; or (ii) to current or prospective limited partners in such Stockholder or current or future affiliated funds, to the extent such information is (A) customarily provided to such current or prospective limited partners and (B) subject to customary confidentiality restrictions on such current or prospective limited partners and provided, further, that such Stockholder shall be held responsible for any breach by any such current or prospective limited partner.

7. [Reserved]

8. Proxy. Concurrently with the execution of this Agreement, each Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be revocable if this Voting Agreement is validly terminated by such Stockholder in accordance with Section 13 below, and otherwise shall be irrevocable to the fullest extent permitted by applicable law, with respect to his, her or its Shares.

9. Representations, Warranties and Covenants of Stockholder. Each Stockholder represents, warrants and covenants as to himself, herself or itself to Parent as follows:

(a) Such Stockholder is the record owner and Beneficial Owner of the shares of Company Capital Stock indicated on the signature page of this Agreement for such Stockholder.

(b) Such Stockholder does not Beneficially Own any shares or rights to acquire shares of capital stock of the Company other than the shares of Company Capital Stock indicated on the signature page of this Agreement for such Stockholder (it being acknowledged by Parent that each Intel Stockholder may be deemed to Beneficially Own the shares or rights to acquire shares that are Beneficially Owned by the other Intel Stockholders).

(c) Such Stockholder has the full power to vote or direct the voting of his, her or its Shares for and on behalf of all Beneficial Owners of his, her or its Shares.

(d) As of the date hereof, his, her or its Shares are, and at all times up until the

Expiration Date or other valid termination of this Agreement by such Stockholder pursuant to Section 13 hereof will be, free and clear (by waiver or otherwise) of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances.

(e) Such Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement, the Proxy and any other agreement with Parent to which such Stockholder is a party.

(f) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of such Stockholder is required in connection with the valid execution and delivery of this Agreement. No consent of such Stockholder’s spouse is necessary under any “community property” or other laws in order for such Stockholder to enter into and perform such Stockholder’s obligations under this Agreement.

(g) Such Stockholder either has been fully involved with the negotiations among the Company, Parent, UK Acquiror and Sub with respect to the Merger Agreement as a member of the Company’s Board of Directors or as an executive officer of the Company or is an accredited investor (as defined in Regulation D promulgated by the U.S. Securities and Exchange Commission) and a sophisticated investor aware of and familiar with the Company’s business affairs and financial condition, and has acquired sufficient information with respect to the Merger and the Merger Agreement to reach a knowledgeable and informed decision to enter into this Agreement. Such Stockholder has independently concluded in such Stockholder’s capacity as an individual stockholder of the Company that it is in Stockholder’s best interest to execute, deliver and perform Stockholder’s obligations under this Agreement.

11. Additional Documents. Each Stockholder and the Company hereby covenants and agrees to execute and deliver any additional documents necessary to carry out this Agreement and the Merger Agreement, provided that such documents are in customary form and do not impose any additional liability or restrictions on such Stockholder.

12. Consents and Waivers. Each Stockholder, solely in such Stockholder’s capacity as an owner of his, her or its Shares, hereby covenants and agrees to give any consents or waivers (including waivers of preemptive rights, rights of first refusal, co-sale rights and stock option or restricted stock vesting rights) that are reasonably required for the consummation of the Merger under the terms of any agreement to which such Stockholder is a party in such Stockholder’s capacity as an owner of his, her or its Shares or pursuant to any rights such Stockholder may have in such Stockholder’s capacity as an owner of his, her or its Shares.

13. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date. At the option of a Stockholder, this Agreement and the Proxy delivered in connection herewith shall terminate and be of no further force and effect with respect to such Stockholder, upon written notice to Parent, if the Merger Agreement is amended or modified (a) to decrease the aggregate amount payable to any Stockholder pursuant to the Merger Agreement, (b) to cause the amounts payable by Parent, UK Acquiror or Sub as consideration for such Stockholder’s issued and outstanding shares of Company Capital Stock to be distributed in any manner other than as set forth in the Merger Agreement, (c) to increase such Stockholder’s indemnity or other obligations or liabilities under the Merger

Agreement, or (d) to provide for any increase in the amount of the Escrow Funds to be provided by such Stockholder, or any decrease in the amount of consideration to be received by such Stockholder, or any extension of the time period for when any monies receivable by such Stockholder will actually be received by such Stockholder. Notwithstanding anything to the contrary in this Agreement, the obligations of each Stockholder set forth in Section 6 of this Agreement (and Section 16 of this Agreement solely as it relates to Section 6 of this Agreement) shall survive and remain in full force in effect after the Expiration Date and for a period of five (5) years from the date of this Agreement.

14. Legending of Shares. If so requested by Parent, each Stockholder agrees that his, her or its Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Subject to the terms of Section 2 hereof, each Stockholder agrees that such Stockholder will not Transfer his, her or its Shares without first having the aforementioned legend affixed to the certificates representing the Shares.

15. Fiduciary Duties. Each Stockholder is signing this Agreement solely in such Stockholder’s capacity as an owner of his, her or its Shares, and nothing herein shall prohibit, prevent or preclude such Stockholder from taking or not taking any action in his or her capacity as an officer or director of the Company, to the extent permitted by the Merger Agreement, or in any other capacity including without limitation as a party to any agreement with the Company or Parent.

16. Miscellaneous.

(a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties. Notwithstanding the foregoing, Parent shall have the right to freely assign this Agreement or any of its rights, interests or obligations hereunder to any of its affiliates.

(c) Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the Company, Parent and each of the Stockholders.

(d) Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(e) Specific Performance; Injunctive Relief. The parties acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

(f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice); provided, however, that notices sent by mail will not be deemed given until received:

If to Parent or to the Company	Mindspeed Technologies, Inc. 4000 MacArthur Blvd., East Tower Newport Beach, California, 92660 Attn: General Counsel Facsimile: (949) 579 3010

With a copy to:	Wilson Sonsini Goodrich & Rosati Professional Corporation 650 Page Mill Road Palo Alto, California 94304 Attention: Robert F. Kornegay Facsimile No.: (650) 493-6811

If to Stockholder:	To the address for notice set forth on the signature page hereof.

(g) Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(h) Submission to Jurisdiction. Each of the parties to this Agreement (i) consents to submit itself to the personal jurisdiction of any state or federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 16(f). Nothing in this Section, however, shall affect the right of any party to serve legal process in any other manner permitted by law.

(i) WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY TO THIS AGREEMENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

(j) Attorneys’ Fees and Expenses. If any action or other proceeding relating to the enforcement of any provision of this Agreement is brought by either party, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

(k) Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

(l) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

(m) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.		STOCKHOLDER:

If an individual:

By:	/s/ Raouf Y. Halim
Name:	Raouf Y. Halim	Signature
Title:	CEO
Print Name

If an entity:

Print Name:

By:
Name:
Title:

PICOCHIP INC.		Address:

By:	/s/ Nigel Toon
Name:	Nigel Toon
Title:	CEO

Company Capital Stock

Series F Preferred Stock:
Series F-1 Preferred Stock:
Series E Preferred Stock:
Series E-1 Preferred Stock:
Series D Preferred Stock:
Series D-1 Preferred Stock:
Series C Preferred Stock:
Series B Preferred Stock:
Common Stock:

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.	ATLAS VENTURE FUND V, L.P. ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.

By:	By:	Atlas Venture Associates V, L.P. their general partner
Name:
Title:	By:	Atlas Venture Associates V, Inc Its general partner

/s/ [Illegible]
Vice President

PICOCHIP INC.	Stockholder Address for Notices:

By:	25 First Street, Suites 303
Name:	Cambridge, MA 02411
Title:

Company Capital Stock

Series F Preferred Stock: 3,790,208
Series F-1 Preferred Stock: 155,035
Series E Preferred Stock: 1,834,864
Series E-1 Preferred Stock: 1,304,386
Series D Preferred Stock: 523,846
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 883,236
Series B Preferred Stock: 353,470
Common Stock: 0

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.		SEP II SEP II B

	By:	SEP II GP, Limited, their general partner
By:
Name:
Title:
	By:	/s/ [Illegible]
Authorized Signatory

PICOCHIP INC.		Stockholder Address for Notices:
17 Blythswood Square
By:		Glasgow, UK
Name:		G2 4AD
Title:		Tel. +44 (0) 141 273 4000
Fax +44 (0) 141 273 4001
richard.sparrow@sep.co.uk
stuart.paterson@sep.co.uk

Company Capital Stock

Series F Preferred Stock: 323,134
Series F-1 Preferred Stock: 78,121
Series E Preferred Stock: 882,443
Series E-1 Preferred Stock: 505,565
Series D Preferred Stock: 278,899
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 658,430
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.		HIGHLAND CAPITAL PARTNERS VII LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner
By:
Name:
Title:	By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ [Illegible]
Authorized Manager

PICOCHIP INC.		Stockholder Address for Notices:
92 Hayden Avenue
By:		Lexington, MA 02421
Name:		Tel. +1 781 861 5500
Title:		Fax +1 781 861 5499

Company Capital Stock

Series F Preferred Stock: 1,297,628
Series F-1 Preferred Stock: 87,496
Series E Preferred Stock: 987,432
Series E-1 Preferred Stock: 698,456
Series D Preferred Stock: 947,447
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.		HIGHLAND CAPITAL PARTNERS VII-B LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner
By:
Name:
Title:	By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ [Illegible]
Authorized Manager

PICOCHIP INC.		Stockholder Address for Notices:
92 Hayden Avenue
By:		Lexington, MA 02421
Name:		Tel. +1 781 861 5500
Title:		Fax +1 781 861 5499

Company Capital Stock

Series F Preferred Stock: 314,441
Series F-1 Preferred Stock: 21,202
Series E Preferred Stock: 239,294
Series E-1 Preferred Stock: 169,249
Series D Preferred Stock: 229,585
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.		HIGHLAND CAPITAL PARTNERS VII-C LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner
By:
Name:
Title:	By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ [Illegible]
Authorized Manager

PICOCHIP INC.		Stockholder Address for Notices:
92 Hayden Avenue
By:		Lexington, MA 02421
Name:		Tel. +1 781 861 5500
Title:		Fax +1 781 861 5499

Company Capital Stock

Series F Preferred Stock: 457,925
Series F-1 Preferred Stock: 30,877
Series E Preferred Stock: 348,458
Series E-1 Preferred Stock: 246,480
Series D Preferred Stock: 334,345
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.		HIGHLAND ENTREPRENEURS’ FUND VII LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner
By:
Name:
Title:	By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ [Illegible]
Authorized Manager

PICOCHIP INC.		Stockholder Address for Notices:
92 Hayden Avenue
By:		Lexington, MA 02421
Name:		Tel. +1 781 861 5500
Title:		Fax +1 781 861 5499

Company Capital Stock

Series F Preferred Stock: 40,660
Series F-1 Preferred Stock: 2,742
Series E Preferred Stock: 30,940
Series E-1 Preferred Stock: 21,885
Series D Preferred Stock: 28,879
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.		JAMES URQUHART

	By:	/s/ James Urquhart
By:		James Urquhart
Name:
Title:

PICOCHIP INC.		Stockholder Address for Notices:
Beaulieu House
By:		Tunbridge Lane
Name:		Bottisham, Cambridge, CB5 9DU
Title:		England
jurquhart@btinternet.com

Company Capital Stock

Series F Preferred Stock: 69,908
Series F-1 Preferred Stock: 3,810
Series E Preferred Stock: 47,406
Series E-1 Preferred Stock: 32,042
Series D Preferred Stock: 9,806
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 17,346
Series B Preferred Stock: 2,604
Common Stock: 16,020

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.	INTEL CORPORATION

	By:	/s/ James W. McCall
By:	Name:	James W. McCall
Name:	Title:	Assistant Treasurer
Title:

PICOCHIP INC.	Stockholder Address for Notices:
Intel Capital Corporation
By:	c/o Intel Corporation
Name:	2200 Mission College Boulevard
Title:	M/S SC4-203
Santa Clara, CA 95052
USA
With a copy to:
EMEAportfolio@intel.com

Company Capital Stock

Series F Preferred Stock: 0
Series F-1 Preferred Stock: 0
Series E Preferred Stock: 0
Series E-1 Preferred Stock: 0
Series D Preferred Stock: 65,300
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.	INTEL CAPITAL (CAYMAN) CORPORATION

	By:	/s/ James W. McCall
By:	Name:	James W. McCall
Name:	Title:	Assistant Treasurer
Title:

PICOCHIP INC.	Stockholder Address for Notices:
Intel Capital Corporation
By:	c/o Intel Corporation
Name:	2200 Mission College Boulevard
Title:	M/S SC4-203
Santa Clara, CA 95052
USA
With a copy to:
EMEAportfolio@intel.com

Company Capital Stock

Series F Preferred Stock: 0
Series F-1 Preferred Stock: 0
Series E Preferred Stock: 0
Series E-1 Preferred Stock: 0
Series D Preferred Stock: 0
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 302,878
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.	INTEL CAPITAL CORPORATION

	By:	/s/ James W. McCall
By:	Name:	James W. McCall
Name:	Title:	Assistant Treasurer
Title:

PICOCHIP INC.	Stockholder Address for Notices:
Intel Capital Corporation
By:	c/o Intel Corporation
Name:	2200 Mission College Boulevard
Title:	M/S SC4-203
Santa Clara, CA 95052
USA
With a copy to:
EMEAportfolio@intel.com

Company Capital Stock

Series F Preferred Stock: 1,896,182
Series F-1 Preferred Stock: 0
Series E Preferred Stock: 308,834
Series E-1 Preferred Stock: 294,964
Series D Preferred Stock: 62,883
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO VOTING AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

MINDSPEED TECHNOLOGIES, INC.	MIDDLEFIELD VENTURES, INC.

	By:	/s/ James W. McCall
By:	Name:	James W. McCall
Name:	Title:	Assistant Treasurer
Title:

PICOCHIP INC.	Stockholder Address for Notices:
Intel Capital Corporation
By:	c/o Intel Corporation
Name:	2200 Mission College Boulevard
Title:	M/S SC4-203
Santa Clara, CA 95052
USA
With a copy to:
EMEAportfolio@intel.com

Company Capital Stock

Series F Preferred Stock: 163,556
Series F-1 Preferred Stock: 39,541
Series E Preferred Stock: 142,137
Series E-1 Preferred Stock: 27,841
Series D Preferred Stock: 0
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO VOTING AGREEMENT]

EXHIBIT A

IRREVOCABLE PROXY

Each of the undersigned stockholders (collectively, “Stockholders” and each, a “Stockholder”) of picoChip Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints each of Raouf Halim and Stephen Ananias of Mindspeed Technologies, Inc., a Delaware corporation (“Parent”), as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by such Stockholder, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”), in accordance with the terms of this Proxy. The Shares beneficially owned by each Stockholder as of the date of this Proxy are listed on the final page of this Proxy, along with the number(s) of the stock certificate(s) which represent such Shares. Upon each Stockholder’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any of his, her or its Shares are hereby revoked and such Stockholder agrees not to grant any subsequent proxies with respect to his, her or its Shares until after the Expiration Date (as defined below).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement dated as of January 5, 2012 by and among Parent, the Company and the Stockholders (the “Voting Agreement”), and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger dated as of January 5, 2012 (the “Merger Agreement”), by and among Parent, Platinum Acquisition (UK) Limited, a private company limited by shares registered in England and Wales and a wholly-owned subsidiary of Parent, Platinum Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of UK Acquiror (“Sub”), the Company and certain other parties. The Merger Agreement provides for the merger of Sub with and into the Company in accordance with its terms (the “Merger”), and each Stockholder is receiving a portion of the proceeds of the Merger. As used in this Proxy, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article IX thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (iii) a valid termination of the Voting Agreement by such Stockholder pursuant to Section 13 thereof.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by each Stockholder, at any time prior to the Expiration Date, to act as such Stockholder’s attorney and proxy to vote his, her or its Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to his, her or its Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting (provided that the Board of Directors of the Company has approved the Merger) solely:

(i) in favor of the adoption of the Merger Agreement and approval of the Merger and each of the other actions expressly contemplated by the Merger Agreement, which approval shall constitute the adoption and approval of (i) the escrow and indemnification obligations of the stockholders of the Company set forth in Article VIII of the Merger Agreement and the deposit of the Escrow Amount into the Escrow Fund, (ii) the deposit of the Stockholder Representative Escrow Amount into an account designated in writing by the Stockholder Representative and (iii) the appointment of Shareholder Representative Services LLC as Stockholder Representative, under, and as defined in, the Merger Agreement;

(ii) against any proposal made in opposition to, or in competition with, consummation of the Merger and the Merger Agreement;

(iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement): (i) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party, (ii) any sale, lease or transfer of any significant part of the assets of the Company, (iii) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company, or (iv) any material change in the capitalization of the Company or the Company’s corporate structure (other than in connection with the Approved Debt Financing (as defined in the Voting Agreement) or (v) any other action that is intended, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement; and

(iv) in favor of waiving any notice that may have been or may be required as a result of or relating to the Merger Agreement and/or the Merger.

The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided in clauses (i), (ii), (iii) or (iv) above. Notwithstanding any provision to the contrary in this Proxy, the attorneys and proxies named above may not vote on or consent to any proposal to amend the Merger Agreement or any other document relating to the Merger. Each Stockholder may vote his, her or its Shares on all other matters.

Any obligation of a Stockholder hereunder shall be binding upon the successors and assigns of such Stockholder.

[Remainder of page intentionally left blank.]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012	ATLAS VENTURE FUND V, L.P. ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.

	By:	Atlas Venture Associates V, L.P. their general partner
	By:	Atlas Venture Associates V, Inc Its general partner

/s/ [Illegible]
Vice President

Company Capital Stock

Series F Preferred Stock: 3,790,208
Series F-1 Preferred Stock: 155,035
Series E Preferred Stock: 1,834,864
Series E-1 Preferred Stock: 1,304,386
Series D Preferred Stock: 523,846
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 883,236
Series B Preferred Stock: 353,470
Common Stock: 0

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012	SEP II SEP II B

	By:	SEP II GP, Limited,
their general partner

	By:	/s/ [Illegible]
Authorized Signatory

Company Capital Stock

Series F Preferred Stock: 323,134
Series F-1 Preferred Stock: 78,121
Series E Preferred Stock: 882,443
Series E-1 Preferred Stock: 505,565
Series D Preferred Stock: 278,899
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 658,430
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012	HIGHLAND CAPITAL PARTNERS VII LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner

	By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ [Illegible]
Authorized Manager

Company Capital Stock

Series F Preferred Stock: 1,297,628
Series F-1 Preferred Stock: 87,496
Series E Preferred Stock: 987,432
Series E-1 Preferred Stock: 698,456
Series D Preferred Stock: 947,447
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012	HIGHLAND CAPITAL PARTNERS VII-B LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner

	By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ [Illegible]
Authorized Manager

Company Capital Stock

Series F Preferred Stock: 314,441
Series F-1 Preferred Stock: 21,202
Series E Preferred Stock: 239,274
Series E-1 Preferred Stock: 169,249
Series D Preferred Stock: 229,585
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012	HIGHLAND CAPITAL PARTNERS VII-C LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner

	By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ [Illegible]
Authorized Manager

Company Capital Stock

Series F Preferred Stock: 457,925
Series F-1 Preferred Stock: 30,877
Series E Preferred Stock: 348,458
Series E-1 Preferred Stock: 246,480
Series D Preferred Stock: 334,345
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012	HIGHLAND ENTREPRENEURS’ FUND VII LIMITED PARTNERSHIP

	By:	Highland Management Partners VII Limited Partnership, its General Partner

	By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ [Illegible]
Authorized Manager

Company Capital Stock

Series F Preferred Stock: 40,660
Series F-1 Preferred Stock: 2,742
Series E Preferred Stock: 30,940
Series E-1 Preferred Stock: 21,885
Series D Preferred Stock: 28,879
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012		JAMES URQUHART

	By:	/s/ James Urquhart
James Urquhart

Company Capital Stock

Series F Preferred Stock: 69,908
Series F-1 Preferred Stock: 3,810
Series E Preferred Stock: 47,406
Series E-1 Preferred Stock: 32,042
Series D Preferred Stock: 9,806
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 17,346
Series B Preferred Stock: 2,604
Common Stock: 16,020

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012	INTEL CORPORATION

	By:	/s/ James W. McCall
	Name:	James W. McCall
	Title:	Assistant Treasurer

Company Capital Stock

Series F Preferred Stock: 0
Series F-1 Preferred Stock: 0
Series E Preferred Stock: 0
Series E-1 Preferred Stock: 0
Series D Preferred Stock: 65,300
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012	INTEL CAPITAL CORPORATION

	By:	/s/ James W. McCall
	Name:	James W. McCall
	Title:	Assistant Treasurer

Company Capital Stock

Series F Preferred Stock: 1,896,182
Series F-1 Preferred Stock: 0
Series E Preferred Stock: 308,834
Series E-1 Preferred Stock: 294,964
Series D Preferred Stock: 62,883
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012	INTEL CAPITAL (CAYMAN) CORPORATION

	By:	/s/ James W. McCall
	Name:	James W. McCall
	Title:	Assistant Treasurer

Company Capital Stock

Series F Preferred Stock: 0
Series F-1 Preferred Stock: 0
Series E Preferred Stock: 0
Series E-1 Preferred Stock: 0
Series D Preferred Stock: 0
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 302,878
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO IRREVOCABLE PROXY]

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: January 5, 2012	MIDDLEFIELD VENTURES, INC.

	By:	/s/ James W. McCall
	Name:	James W. McCall
	Title:	Assistant Treasurer

Company Capital Stock

Series F Preferred Stock: 163,556
Series F-1 Preferred Stock: 39,541
Series E Preferred Stock: 142,137
Series E-1 Preferred Stock: 27,841
Series D Preferred Stock: 0
Series D-1 Preferred Stock: 0
Series C Preferred Stock: 0
Series B Preferred Stock: 0
Common Stock: 0

[SIGNATURE PAGE TO IRREVOCABLE PROXY]